UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 9, 2023

Chicago Rivet & Machine Co.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	000-01227	36-0904920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Frontenac Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (630) 357-8500

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CVR	NYSE American (Trading privileges only, not registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5. 02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2023, Chicago Rivet & Machine Co. (the “Company”) announced Gregory D. Rizzo as the new Chief Executive Officer of the Company, effective immediately.  The Board of Directors intends to appoint Mr. Rizzo to the Board following the Company’s Annual Meeting of Shareholders to be held on May 9, 2023.  Mr. Rizzo, age 57, joins the Company from MacLean-Fogg Company where he served as Vice President and General Manager.  Mr. Rizzo has served as the General Manager of MacLean-Fogg’s Maynard high temperature engineered fastener business since 2016.  In addition, Mr. Rizzo led efforts at MacLean-Fogg to start a new division, MacLean Additive, that has developed 3D printing production tooling for the automotive industry and other industries, and he was a founding member of the MacLean-Fogg Innovation Board.  Prior to MacLean-Fogg, Mr. Rizzo held various positions at Ford Motor Company, Magna International and TRW Automotive.  Mr. Rizzo also holds an engineering degree from the University of Michigan.

In connection with his appointment, Mr. Rizzo will receive an annual base salary of $315,000 and a sign-on bonus of $26,000.  In addition, Mr. Rizzo will be eligible for an annual bonus of up to 30% of base salary, subject to achieving certain financial and non-financial metrics.  Mr. Rizzo will also be eligible to participate in a long-term incentive plan that will be established.  If the Company terminates Mr. Rizzo’s employment without cause within twelve (12) months of his hiring, he will be entitled to receive severance equal to one (1) year of base salary.

As the Chief Executive Officer of the Company, Mr. Rizzo will serve as the Company’s principal executive officer. Michael J. Bourg, President and Chief Operating Officer of the Company, served as the Company’s principal executive officer from December 10, 2022 (following the death of the Company’s former chief executive officer) until May 9, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

By: /s/ Michael J. Bourg
Date: May 9, 2023	Michael J. Bourg
President and Chief Operating Officer